Operating expense	9 Months Ended
Sep. 30, 2022
Analysis of income and expense [abstract]
Operating expense	Operating expense
The following table provides the unaudited condensed consolidated interim statement of operations classification of the Company's total operating expense:

(in KUSD)	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Cost of product sales	1,295	502	4,090	623

R&D
External costs (1)	24,363	20,041	83,706	66,330
Employee expense (2)	17,313	16,764	55,459	49,180
R&D expenses	41,676	36,805	139,165	115,510

S&M
External costs (3)	8,236	7,973	26,406	18,989
Employee expense (2)	8,611	9,072	26,470	27,188
S&M expenses	16,847	17,045	52,876	46,177

G&A
External costs (1)	5,020	4,599	18,539	15,204
Employee expense (2)	14,597	11,988	38,329	38,332
G&A expenses	19,617	16,587	56,868	53,536
Total operating expense	79,435	70,939	252,999	215,846
(1) Includes depreciation expense
(2) Includes share-based compensation expense
(3) Includes depreciation expense for Property, plant and equipment for the three and nine months ended September 30, 2022. All other depreciation expense was not material for the three and nine months ended September 30, 2022. All depreciation expense was not material for the three and nine months ended September 30, 2021.

The increase in Cost of product sales in the three and nine months ended September 30, 2022, was primarily associated with USD 0.8 million and USD 2.5 million of impairment charges, respectively. The USD 0.8 million of impairment charges was recorded during both the three months and nine months ended September 30, 2022 and was associated with inventory manufactured using the Company's existing process at a new facility that did not meet the Company's specifications. Additionally, impairment charges of USD 1.7 million was recorded during the nine months ended September 30, 2022 and related to the manufacturing of antibodies that did not meet the Company's specifications. In addition, Cost of product sales during the nine months ended September 30, 2022 increased due to a full nine months of sales activity in 2022 as compared to the same period in 2021 due to the commencement of ZYNLONTA sales in May 2021.

As a result of FDA approval of ZYNLONTA in April 2021, the Company reversed KUSD 7,049 of previously recorded impairment charges during the nine months ended September 30, 2021, relating to inventory costs incurred for the manufacture of product prior to FDA approval. R&D external costs increased primarily as a result of higher chemistry, manufacturing and controls ("CMC") expense due to manufacturing activities to support the ADCT-212 program during the three and nine months ended September 30, 2022 as well as our continued clinical trials to expand the potential market opportunities for ZYNLONTA in earlier lines of therapy, advance Cami to support a BLA submission and build our pipeline. Employee expense increased for the nine months ended September 30, 2022 primarily due to higher contract labor expenses, wages and benefits and share-based compensation expense.
The decrease in S&M expenses in the three months ended September 30, 2022 was primarily due to lower employee expense due to lower share-based compensation expense. External costs increased for the three months ended September 30, 2022 primarily as a result of higher expenses relating to the commercial launch of ZYNLONTA. The increase in S&M expenses in the nine months ended September 30, 2022 was primarily due to increased professional expenses relating to the commercial launch of ZYNLONTA. This increase during the nine months ended September 30, 2022 was partially offset by lower employee expenses primarily due to lower share-based compensation expense.
The increase in G&A expenses in the three months ended September 30, 2022 was primarily due to higher employee expenses primarily related to USD 1.3 million of executive compensation associated with the CEO transition and higher share-based compensation expense. External costs for the three months ended September 30, 2022 was primarily due to higher professional expenses. The increase in G&A expenses in the nine months ended September 30, 2022 was primarily due to higher professional fees, including the fees associated with the license agreement entered into with MTPC. Employee expense for the nine months ended September 30, 2022 remained virtually flat at USD 38.3 million primarily as a result of lower share-based compensation expense offset by higher wages and benefits including USD 1.3 million of executive compensation associated with the CEO transition.